UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                               --------------
                                  FORM 8-K
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                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): September 25, 2006


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement
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     On September 25, 2006, Ashland Inc. ("Ashland") tendered a new form of executive employment agreement (the "Revised Employment Agreement") to certain of Ashland's executive officers for their execution. The primary differences between the Revised Employment Agreement and the form of executive employment agreement previously utilized by Ashland relate to changes resulting from Section 409A of the Internal Revenue Code, including the addition of a six-month delay in the payment of severance benefits, if any.

     The material terms of the Revised Employment Agreement are otherwise similar to those of the previously utilized agreement (included as Exhibit
10.6 to Ashland's annual report on Form 10-K for the fiscal year ended September 30, 2002) and include the following. In the event the executive's employment is terminated without cause, he or she will be entitled to receive payment of his or her highest salary during the prior two fiscal years for a period of two years after his or her employment ends. If the executive is terminated without cause or resigns for good reason within two years after a change in control of Ashland, he or she would receive a payment equal to three times his or her highest annual base compensation plus annual incentive compensation, calculated on the basis of the target bonus percentage of base compensation in the applicable incentive compensation plan (or plans), during the prior three fiscal years. Certain benefits would continue for a period of up to two years after the year in which the termination occurred, depending on the benefit, if the executive is terminated without cause. The terms "cause," "good reason" and "change in control" are defined in the Revised Employment Agreement.

     The foregoing description of the Revised Employment Agreement is not complete and is qualified in its entirety by reference to the complete form of the Revised Employment Agreement which is attached hereto as Exhibit
10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(d)	   Exhibits

10.1 Revised form of Executive Employment Agreement between Ashland and certain executives of Ashland tendered on September 25, 2006.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                 ------------------------------------------
                                                (Registrant)


September 28, 2006                /s/ David L. Hausrath
                                 ------------------------------------------
                                  David L. Hausrath
                                  Senior Vice President and General Counsel

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                               EXHIBIT INDEX

10.1 Revised form of Executive Employment Agreement between Ashland and certain executives of Ashland tendered on September 25, 2006.



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